                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

         [ ]  Preliminary Proxy Statement
         [X]  Definitive Proxy Statement
         [ ]  Definitive Additional Materials
         [ ]  Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                       NEWMAN COMMUNICATIONS CORPORATION
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               (Name of Registrant as Specified In Its Charter)


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      (Name of Person(s) Filing Proxy Statement if Other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ]  $500 per each party to the controversy pursuant to Exchange Act Rule
        14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
                 1) Title of each class of securities to which transaction applies:


                     -----------------------------------------------------------
                 2) Aggregate number of securities to which transaction applies:


                     -----------------------------------------------------------
                 3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11


                     -----------------------------------------------------------
                 4)  Proposed maximum aggregate value of transaction:


                     -----------------------------------------------------------
                 Set forth the amount on which the filing fee is calculated and state how it was determined.

[X] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:  $125
         2) Form, Schedule or Registration Statement No.: Preliminary Proxy Statement
         3)  Filing Party: Newman Communications Corporation
         4)  Date Filed:  April 26, 1996

                       NEWMAN COMMUNICATIONS CORPORATION
                              211 WEST WALL STREET
                              MIDLAND, TEXAS 79701

                            NOTICE OF ANNUAL MEETING
                                OF SHAREHOLDERS


         The Annual Meeting of Shareholders of Newman Communications Corporation, a New Mexico corporation (the "Company"), will be held at 211 West Wall Street, Midland, Texas 79701, on June 11, 1996 at 10:00 a.m., local time, for the following purposes:

         1. To ratify all corporate action taken by the Company's management from March 1992 to the present;

         2. To elect two directors to hold office until their respective successors have been duly elected and qualified; and

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Shareholders of record at the close of business on May 24, 1996 are entitled to notice of and to vote at this Annual Meeting of Shareholders or any adjournment thereof.

         We hope that you attend the Annual Meeting of Shareholders in person, but in any event you are urged to mark, date, sign and return your proxy in the enclosed self-addressed envelope as soon as possible so that your shares may be voted in accordance with your wishes. Any proxy given by a shareholder may be revoked by that shareholder at any time prior to the voting of the proxy.

                      By Order of the Board of Directors,


                              /s/ MATTHEW BLAIR


                                 Matthew Blair
                                   Secretary

Midland, Texas
May 31, 1996


         A RETURN OF A BLANK EXECUTED PROXY WILL BE DEEMED A VOTE IN FAVOR OF THE PROPOSALS DESCRIBED HEREIN. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY.

                       NEWMAN COMMUNICATIONS CORPORATION
                              211 WEST WALL STREET
                              MIDLAND, TEXAS 79701

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD JUNE 11, 1996

         This Proxy Statement and the accompanying form of proxy are being furnished to the shareholders of Newman Communications Corporation, a New Mexico corporation (the "Company"), on May 31, 1996 in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on June 11, 1996, at 10:00 a.m., local time, at 211 West Wall Street, Midland, Texas 79701, and any adjournment thereof.

         The matters to be considered and acted upon at the Annual Meeting are described in the foregoing Notice of Annual Meeting and this Proxy Statement. This Proxy Statement and the related form of proxy are being mailed on or about May 31, 1996 to all shareholders of record as of May 24, 1996 (the "Record Date"). Shares of the Company's common stock, no par value (the "Common Stock"), represented by proxies will be voted as described in this Proxy Statement or as otherwise specified by a shareholder. With respect to the election of directors, a shareholder may, by checking the appropriate box on the proxy: (i) vote for all director nominees as a group; (ii) withhold authority to vote for all director nominees as a group; or (iii) vote for all director nominees as a group except those nominees identified by the shareholder in the appropriate area. See "Proposal Two: Election of
Directors."   With respect to the other proposal contained herein, a
shareholder may, by checking the appropriate box on the proxy: (i) vote for the proposal; (ii) vote against the proposal; or (iii) abstain from voting on the proposal.

         THE PRINCIPAL SHAREHOLDERS, DIRECTORS AND OFFICERS OF THE COMPANY BENEFICIALLY OWN APPROXIMATELY 61% OF THE ISSUED AND OUTSTANDING COMMON STOCK AND HAVE ADVISED THE COMPANY OF THEIR INTENTION TO VOTE SUCH SHARES IN FAVOR OF THE PROPOSALS CONTAINED HEREIN.

         Any shareholder who executes and delivers a proxy may revoke it at any time prior to its use by (i) giving written notice of revocation to the Secretary of the Company, (ii) executing and delivering a proxy bearing a later date, or (iii) appearing at the Annual Meeting and voting in person.

         The Company will bear the expense of preparing, printing and mailing the proxy solicitation material and the form of proxy. Brokerage houses, nominees, custodians and fiduciaries will be requested to forward material to beneficial owners of Common Stock held of record by them, and the Company will reimburse such persons for their reasonable expenses in doing so. In addition, directors, officers and employees of the Company may solicit proxies by telephone, facsimile, telegram or in person.

         If the proxy in the accompanying form is properly executed and not revoked, the shares represented by the proxy will be voted in accordance with the instructions thereon. If no instructions are given on the matters to be acted upon, the shares represented by the proxy will be voted: (i) for ratification of all corporate action taken by the Company's management from March 1992 to the present; (ii) for election of the directors nominated herein; and (iii) in the discretion of the proxyholders, on any business as may properly come before the Annual Meeting or any adjournment thereof.

                                 VOTING RIGHTS

         Only holders of record of outstanding shares of Common Stock at the close of business on the Record Date are entitled to one vote for each share held on all matters coming before the Annual Meeting. There were 858,500 shares of Common Stock outstanding and entitled to vote on the Record Date.

                                METHOD OF VOTING

         Approval of the proposal to ratify all corporate action taken by the Company's management from March 1992 to the present will require the affirmative vote of at least a majority of the shares of Common Stock entitled to vote and represented at the Annual Meeting in person or by proxy. To be elected, each director must receive the affirmative vote of the holders of a plurality of the issued and outstanding Common Stock entitled to vote and represented at the Annual Meeting in person or by proxy. Abstentions and broker non-votes will have no effect on the election of directors. Abstentions will have the effect of a vote against the other proposal contained herein. Broker non-votes will have no effect on the outcome of the vote for the other proposal contained herein.

         SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

         The following table sets forth certain information as of May 24, 1996 with regard to the beneficial ownership of Common Stock by (i) each person known to the Company to be the beneficial owner of 5% or more of the outstanding Common Stock, (ii) by the officers and directors of the Company individually, and (iii) by the officers and directors as a group.

                                      NUMBER OF SHARES                         NUMBER OF CLASS
                                      OF COMMON STOCK           PERCENT        C WARRANTS (1)        PERCENT
                                      ---------------           -------        --------------        -------
 Little & Company                       1,520,000(3)              82              1,000,000             63
   Investment Securities (2)
 211 West Wall Street
 Midland, Texas 79701

 Glenn A. Little (2)                    1,520,000(3)              82              1,000,000             63
 211 West Wall Street
 Midland, Texas 79701

 Matthew Blair                              7,500                  *
 4419 Tanforan
 Midland, Texas 79701

 Patricia de Little (4)                 1,520,000(3)              82              1,000,000             63
 211 West Wall Street
 Midland, Texas 79701

 All directors and officers             1,527,500(3)              82              1,000,000             63
 as a group (3 persons)
         * Less than 1%.

         (1) Each class C warrant allows the holder to purchase one share of Common Stock at $2.00 per share for a period of 36 months from November 22, 1993.

         (2) Mr. Glenn A. Little is an officer, director and principal shareholder of Little & Company Investment Securities, a securities broker-dealer located in Midland, Texas ("LITCO") and may therefore be deemed, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the beneficial owner of the 520,000 shares of Common Stock and 1,000,000 of the Company's class C warrants owned by LITCO.

         (3) Includes 1,000,000 shares of Common Stock issuable upon the exercise of class C warrants.

         (4) Mrs. Little is the wife of Mr. Glenn A. Little and may therefore likewise be deemed the beneficial owner of such securities.

                             EXECUTIVE COMPENSATION

         None of the Company's executive officers or directors received any cash or non-cash compensation for the three preceding fiscal years. Accordingly, the Company does not have a compensation committee. In addition, the Company has neither an audit committee nor a nominating committee.

             PROPOSAL ONE: RATIFICATION OF CERTAIN CORPORATE ACTION

         In May 1991, LITCO purchased an aggregate of 1,792,000 shares of Common Stock, or approximately 34% of the outstanding capital stock of the Company, from certain officers of the Company for $5,000. In March 1992, the two existing members of the Company's Board of Directors elected Mr. Glenn A. Little and Mr. Matthew Blair to the Board of Directors and subsequently resigned as directors and officers of the Company. Mr. Little and Mr. Blair were then elected as President and Secretary, respectively, of the Company. In August 1992, Mr. Little and Mr. Blair, as directors and officers of the Company, instituted bankruptcy proceedings. See " -- Corporate Action -- Bankruptcy Proceedings and Related Actions" below. In connection with such bankruptcy proceedings, the Company's Articles of Incorporation were amended to extend a directors' term of office to three years. In November 1993, the Board of Directors elected Patricia de Little, the wife Mr. Little, as a director.

         The Company now believes that subsequent to March 1992, the election of the Company's directors and officers may not have been in technical compliance with its Bylaws and applicable New Mexico law. However, management of the Company had a good faith belief that each officer and director was duly elected and had full authority to carry out their respective responsibilities as directors and officers and to take the corporate action summarized below. Accordingly, the Company now wishes to have its shareholders ratify the corporate action taken by Messrs. Blair and Little and Ms. Little during the period from March 1992 to the present.

CORPORATE ACTION

         Bankruptcy Proceedings and Related Actions

         On August 12, 1992, the Company filed a petition for reorganization under Chapter 11 of the United States Bankruptcy Code with the United States Bankruptcy Court for the Western District of Texas (the "Court"). On April 14, 1993, the Company filed with the Court a Plan of Reorganization, which provided in part for the issuance of certain warrants to the Company's creditors and shareholders. The Court entered an order confirming the Plan of Reorganization on September 13, 1993. On November 22, 1993, the Court entered its final decree, closing the Company's bankruptcy proceedings. On October 1, 1994, the Board of Directors extended by 12 months the exercise period of the Company's class A warrants, each of which allowed the holder to purchase one share of Common Stock at $.50 per share. Accordingly, this extension allowed LITCO, a company controlled by Mr. Little, an additional 12 months in which to exercise 1,000,000 class A warrants. LITCO exercised 6,000 and 14,000 class A warrants on July 14, 1995 and November 20, 1995, respectively.

         Other Corporate Action

         The Company has no operations or significant assets. However, the directors and officers of the Company took certain other routine corporate action, including (i) retaining the Company's auditors to prepare the Company's annual audited financial statements, (ii) filing the Company's Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K with the Securities and Exchange Commission, (iii) filing the required federal and state tax returns and paying any applicable taxes, (iv) changing the Company's fiscal year end to December 31, and (v) certain other transactions related to the day to day operations of the Company.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

                      PROPOSAL TWO: ELECTION OF DIRECTORS

         Each of the persons set forth below (see " -- Nominees for Election as Directors") has been nominated for election to the Board of Directors, to serve for a term of three years or until his or her successor is elected and qualified. The shares represented by proxies will be voted as specified by the shareholder. If a shareholder does not specify his or her choice, the shares will be voted in favor of the election of the nominees listed on the proxy except that, in the event any nominee should not continue to be available for election, such proxies will be voted for the election of such other person as the Board of Directors may recommend. The Company does not presently contemplate that any of the nominees will become unavailable for election for any reason.

NOMINEES FOR ELECTION AS DIRECTORS

         Set forth below is certain information regarding the nominees for election to the Company's Board of Directors.

         Glenn A. Little, age 43, has served as President and Chairman of the Board of the Company since March 1992 and served in such capacities throughout the bankruptcy proceedings. Mr. Little has been a principal shareholder, officer and director of LITCO since its inception in 1979. In 1980, Mr. Little co-founded Temporary Resources Incorporated, a temporary employment service located in Midland, Texas and has served as its Chief Financial Officer since its inception. Prior to founding LITCO, Mr. Little was employed as a stockbroker with Howard, Weil, Labouisse & Friedrich in New Orleans. Mr. Little is the husband of Mrs. Patricia de Little.

         Patricia de Little, age 43, has served as a director of the Company
since November 1993.   Mrs. Little co- founded Temporary Resources Incorporated
in 1980 and has served as its President since its inception. Prior to founding Temporary Resources Incorporated, Mrs. Little was employed as the Manager of Manpower for the City of El Paso, Texas. Mrs. Little is the wife of Mr. Glenn
A. Little.

         Executive officers are elected by the Company's Board of Directors to hold office until their respective successors are elected and qualified. If the nominees set forth above are elected to the Board of Directors, it is their intention to elect Mr. Little to the offices of Chairman of the Board and President and Mrs. Little to the offices of Vice President, Secretary and Treasurer.

         The Company did not make any payments to any members of the Board of Directors during the preceding fiscal year. No meetings of the Board of Directors were held during the preceding fiscal year. All actions of the Board of Directors during the preceding fiscal year were effected by written consent.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         The Company believes that the following individuals have failed to file the following reports required by Section 16(a) of the Exchange Act during the period from March 1992 to the present.

         LITCO, which owns a controlling interest in the Common Stock, failed to file the following reports: (i) a Form 3 reporting its initial acquisition of 1,792,000 shares of Common Stock in May 1991; (ii) a Form 4 reporting the return of 1,792,000 shares of Common Stock to the Company's treasury and the issuance to LITCO of 500,000 shares of Common Stock and 1,000,000 each of the Company's class A, B and C warrants in April 1994; (iii) a Form 4 reporting its exercise of 6,000 class A warrants on July 14, 1995; (iv) a Form 4 reporting its exercise of 14,000 class A warrants on November 20, 1995; and (v) a Form 5 for each of the Company's 1992, 1994 and 1995 fiscal years reporting the transactions listed above that were not reported during the time periods required under the Exchange Act.

         Glenn A. Little, an officer and director of the Company, is an officer, director and principal shareholder of LITCO and therefore was required under the Exchange Act and failed to file the reports regarding the transactions set forth in subparagraphs (ii) through (v) above.

         Patricia de Little, a director of the Company, failed to file the following reports: (i) a Form 3 when she became a director of the Company in November 1993; (ii) a Form 4 reporting LITCO's return of 1,792,000 shares of Common Stock to the Company's treasury and the issuance to LITCO of 500,000 shares of Common Stock and 1,000,000 each of the Company's class A, B and C warrants in April 1994; (iii) a Form 4 reporting LITCO's exercise of 6,000 class A warrants on July 14, 1995; (iv) a Form 4 reporting LITCO's exercise of 14,000 class A warrants on November 20, 1995; and (v) a Form 5 for each of the Company's 1994 and 1995 fiscal years reporting the transactions listed above that were not reported during the time periods required under the Exchange Act.

         Matthew Blair, an officer and director of the Company, failed to file the following reports: (i) a Form 3 when he became a director of the Company in May 1992; (ii) a Form 4 reporting his acquisition of 7,500 shares of Common Stock in November 1995; and (iii) a Form 5 for each of the Company's 1993 and 1995 fiscal years reporting the transactions listed above that were not reported during the time periods required under the Exchange Act.

                 OTHER MATTERS THAT MAY COME BEFORE THE MEETING

         Management of the Company knows of no matters other than those stated above which are to be brought before the meeting. However, if any such other matters should be presented for consideration and voting, it is the intention of the persons named in the proxy to vote thereon in accordance with their judgment.

                                 ANNUAL REPORT

         The Annual Report for the Company's fiscal year ended December 31, 1995 is being furnished with this Proxy Statement to shareholders of record as of the Record Date. Such Annual Report does not constitute a part of the proxy solicitation materials. The Company will provide to shareholders, at its own expense, a copy of the Company's Annual Report on Form 10-K upon written request to the Secretary of the Company at 211 West Wall Street, Midland, Texas 79701.

                                    AUDITORS

         The Board of Directors of the Company has engaged the accounting firm of Cheshier & Fuller, Inc. as independent auditors of the Company for the fiscal year ended December 31, 1996. Cheshier & Fuller, Inc. also served as the Company's independent auditors for the preceding fiscal year. The Company does not anticipate that representatives of Cheshier & Fuller, Inc. will be available at the Annual Meeting to make a statement or to respond to questions.

                          DATE OF RECEIPT OF PROPOSALS

         Any shareholder who intends to present a proposal for consideration at the Company's next Annual Meeting of Shareholders and wishes to have the proposal included in the Company's Proxy Statement for that meeting must submit the proposal to the Secretary of the Company no later than January 27, 1997. All such proposals should be in compliance with applicable federal securities law.


By Order of the Board of Directors,


/s/ MATTHEW BLAIR

Matthew Blair
Secretary


May 31, 1996

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                       NEWMAN COMMUNICATIONS CORPORATION
                   211 WEST WALL STREET, MIDLAND, TEXAS 79701

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints GLENN A. LITTLE and PATRICIA DE LITTLE and each of them as proxies with power of substitution to vote all shares of Newman Communications Corporation (the "Company") which the undersigned is entitled to vote at an Annual Meeting of Shareholders on June 11, 1996, at the Company's offices at 211 West Wall Street, Midland, Texas 79701, or any adjournment thereof, with all the powers the undersigned would have if personally present as specified, respecting the following matters described in the accompanying Proxy Statement and, in their discretion, on other matters which come before such meeting.

1. To ratify all corporate action taken by the Company's management from March 1992 to the present.

         / /  FOR               / /  AGAINST               / /  ABSTAIN

2. To elect two directors to hold office for a term of three years or until their respective successors have been duly elected and qualified.

    / /  FOR the nominees listed below
    / /  WITHHOLD AUTHORITY to vote for all nominees listed below
    / /  FOR ALL NOMINEES EXCEPT:

INSTRUCTIONS: To withhold authority to vote for (an) any individual(s), check the third box and write in the name of the nominee(s) on this line.

_______________________________________________________________________________.
                NOMINEES: GLENN A. LITTLE AND PATRICIA DE LITTLE

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

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

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    This proxy will be voted in accordance with shareholder specifications.
Unless directed to the contrary, this proxy will be voted FOR each proposal and in their discretion for any other matters coming before the meeting. A majority (or if only one, then that one) of the proxies or substitutes acting at the meeting may exercise the powers conferred herein. Receipt of accompanying Notice of Meeting and Proxy Statement is hereby acknowledged.

                                           Date:  , 1996

                                           -------------------------------------
                                                        (Signature)

                                           -------------------------------------

                                           -------------------------------------
                                                 (Please print your name)

                                           (PLEASE SIGN NAME AS FULLY AND
                                           EXACTLY AS IT APPEARS OPPOSITE. When
                                           signing in a fiduciary or
                                           representative capacity, please give
                                           full title as such. When more than
                                           one owner, each owner should sign.
                                           Proxies executed by a corporation
                                           should be signed in full corporate
                                           name by duly authorized officer.)

  PLEASE MARK, SIGN, DATE AND MAIL TO THE COMPANY AT THE ADDRESS STATED ABOVE.

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